UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 29, 2016 (February 29, 2016)

COMMUNITY HEALTHCARE TRUST INCORPORATED
(Exact Name of Registrant as Specified in Charter)

MARYLAND	001-37401	46-5212033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3326 Aspen Grove Drive, Suite 150, Franklin, Tennessee 37067
(Address of principal executive offices) (Zip Code)

(615) 771-3052
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

On February 29, 2016, Community Healthcare Trust Incorporated (the "Company") provided additional information on the bad debt expense discussed on its earnings call on February 26, 2016. The Company stopped accruing rent related to the two tenants in late 2015.

One tenant had vacated its 8,600 square feet of leased space as of the end of the year. Approximately 20% of the vacated space was released to a new tenant and the remaining space is currently on a month-to-month lease with a short term user. An existing tenant in the building has expressed interest in expanding into that space.

The second tenant continues to occupy its 2,871 square feet of leased space, with partial rent payments having been received since the end of the year.

Pursuant to the rules and regulations of the Securities and Exchange Commission, this information in this Item 7.01 disclosure is deemed to have been furnished and shall not be deemed to be "filed" under the Securities Act of 1934.

Item 8.01    Other Events

On February 29, 2016, the Company issued a press release announcing that Timothy Wallace, President and Chief Executive Officer of the Company had entered into a Rule 10b5-1 purchase plan (the "Purchase Plan") with Raymond James & Associates, Inc. and Aspen Grove Asset Management (the "Agent"). A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Pursuant to the Purchase Plan, dated February 29, 2016, Mr. Wallace, through the Agent, may purchase, beginning April 4, 2016, up to the lesser of $4,000,000 or 200,000 shares of the Company’s common stock, subject to price and trading limitations.

The Purchase Plan may not be terminated prior to December 31, 2016, except in circumstances where legal or regulatory restrictions of Mr. Wallace or his affiliates would prevent the Agent from buying stock for Mr. Wallace. Purchases may be suspended or terminated, at the Agent's option, if certain events occur.

Rule 10b5-1 under the Securities Exchange Act of 1934 permits corporate officers, directors and others to adopt written, pre-arranged stock trading plans when they are not in possession of material, non-public information. Using these plans, insiders may gradually acquire stock over a period of time regardless of any material, non-public information they may receive after adopting a plan. Details of the transactions made under the Purchase Plan will be publicly available through Form 4 filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release dated February 29, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY HEALTHCARE TRUST INCORPORATED

	By:	/s/ W. Page Barnes W. Page Barnes Executive Vice President and Chief Financial Officer
Date: February 29, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated February 29, 2016

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